UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2019

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri 63105
(Address of Principal Executive Offices)

(314) 854-8352
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FF	NYSE

Item 4.01 – Changes in Registrant’s Certifying Accountant

On June 18, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of FutureFuel Corp. (the “Company”) approved the appointment of RSM US LLP (“RSM”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2019.  The change will be effective upon RSM’s completion of its standard client acceptance process and execution of an engagement letter.  In connection with the selection of RSM, the Audit Committee notified RubinBrown LLP (“RubinBrown”) of dismissal as the Company’s independent registered public accounting firm on June 18, 2019. Such dismissal shall become effective upon completion by RubinBrown of its procedures on the financial statements of the Company for the quarter ending June 30, 2019 and the filing of the related Form 10-Q by the Company.

During the Company’s two most recent years ended December 31, 2018  and 2017,  and the subsequent interim period through June 18, 2019, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with RubinBrown on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RubinBrown, would have caused RubinBrown to make reference to the subject matter of the disagreement in their reports, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of RubinBrown on the Company’s consolidated financial statements as of and for the years ended December 31, 2018 and 2017, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided RubinBrown with a copy of the disclosures it is making in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested RubinBrown to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, and if not, stating the reasons for their disagreement.  A copy of RubinBrown’s letter dated June 19, 2019 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent years ended December 31, 2018 and 2017, and the subsequent interim period through June 18, 2019, neither the Company nor anyone on its behalf has consulted RSM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, where either a written report or oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 – Financial Statements and Exhibits

(d)  Exhibits.

16.1 Letter from RubinBrown to the Securities and Exchange Commission dated June 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.

By:      /s/ Rose Sparks

Rose Sparks, Chief Financial Officer

Date: June 20, 2019